Exhibit 4.1

COMMON STOCK	COMMON STOCK

C	[GRAPHIC OMITTED — CAPITALSOURCE LOGO]

CUSIP 14055X 10 2
SEE REVERSE FOR
CERTAIN DEFINITIONS

CAPITALSOURCE INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
THIS CERTIFICATE IS TRANSFERABLE IN CHARLOTTE, NC OR NEW YORK, NY

THIS CERTIFIES THAT

is the owner of

     FULLY PAID AND NONASSESSABLE SHARES OF THE PAR VALUE OF $0.01 EACH OF THE COMMON STOCK OF

--------------------------------------------------------------------- CAPITALSOURCE INC. ---------------------------------------------------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

        WITNESS the facsimile signatures of the duly authorized officers of the Corporation.

Dated:

/s/ Steven A. Museles	/s/ John K. Delaney
CHIEF LEGAL OFFICER AND SECRETARY	CHAIRMAN AND CEO

COUNTERSIGNED AND REGISTERED:
WACHOVIA BANK, N.A.
(Charlotte, NC)

BY:	TRANSFER AGENT AND REGISTRAR

AUTHORIZED SIGNATURE

[FORM OF REVERSE OF CERTIFICATE]

     A full statement of the powers, designations, preferences and relative, participating, notional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preferences and/or rights will be furnished by said Corporation to any stockholder upon request and without charge.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–as tenants in common	UNIF GIFT MIN ACT-_________Custodian_________
TEN ENT	–as tenants by the entireties	(Cust)	(Minor)
JT TEN	–as joint tenants with right of	under Uniform Gifts to Minors Act________
	survivorship and not as tenants in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ___________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

_________________________________

____________________________________________________________________________________________

     PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

____________________________________________________________________________________________

________________________________________________________________________________________________ Shares of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated

	NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

SIGNATURES(S) GUARANTEED:

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.